                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                           PAR VALUE $.001 PER SHARE

                                       OF

                              TRAVELOCITY.COM INC.

           PURSUANT TO THE OFFER TO PURCHASE, DATED MARCH 5, 2002 AND
                  THE SUPPLEMENT THERETO DATED MARCH 18, 2002

                                       BY

                         TRAVELOCITY HOLDINGS SUB INC.

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                           SABRE HOLDINGS CORPORATION

--------------------------------------------------------------------------------
     THE AMENDED OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                 NEW YORK CITY TIME, ON FRIDAY, APRIL 5, 2002,
                     UNLESS THE AMENDED OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                               THE DEPOSITARY FOR THE AMENDED OFFER IS:

                                         THE BANK OF NEW YORK

            BY MAIL:                    BY OVERNIGHT DELIVERY:                    BY HAND:
      THE BANK OF NEW YORK               THE BANK OF NEW YORK               THE BANK OF NEW YORK
     TENDER & EXCHANGE DEPT.            TENDER & EXCHANGE DEPT.            TENDER & EXCHANGE DEPT.
         P O. BOX 11248                        5TH FLOOR                          3RD FLOOR
      CHURCH STREET STATION               385 RIFLE CAMP ROAD                  ONE WALL STREET
     NEW YORK, NY 10286-1248            WEST PATERSON, NJ 07424              NEW YORK, NY 10286

                                   FOR NOTICE OF GUARANTEED DELIVERY
                                      BY FACSIMILE TRANSMISSION:
                                            (973) 247-4077

                                TO CONFIRM FACSIMILE TRANSMISSION ONLY:
                                            (973) 247-4075

DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS REVISED LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS CONTAINED WITHIN THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

-----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                           SHARES TENDERED
         APPEAR(S) ON CERTIFICATE(S))                      (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF SHARES
                                                     CERTIFICATE          REPRESENTED BY       NUMBER OF SHARES
                                                     NUMBER(S)(1)       CERTIFICATE(S)(1)        TENDERED(2)
                                                 ----------------------------------------------------------------
                                                       ---------------------------------------------------
                                                       ---------------------------------------------------
                                                       ---------------------------------------------------
                                                       ---------------------------------------------------
                                                       ---------------------------------------------------
                                                     TOTAL SHARES
                                                       TENDERED
-----------------------------------------------------------------------------------------------------------------

(1) Need not be completed by Book-Entry Stockholders.

(2) Unless otherwise indicated, all shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------

/ /  Check here if certificate(s) have been lost, destroyed or mutilated. See
    Instruction 11. Number of shares represented by lost, destroyed or mutilated certificates ____________.

    This revised Letter of Transmittal or the original (blue) Letter of Transmittal previously circulated is to be used by stockholders of Travelocity.com Inc. if certificates for the Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase). Holders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders."

    HOLDERS OF SHARES WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES USING THE PREVIOUSLY CIRCULATED (BLUE) LETTER OF TRANSMITTAL OR (GRAY) NOTICE OF GUARANTEED DELIVERY AND WHO HAVE NOT PROPERLY WITHDRAWN SUCH SHARES HAVE VALIDLY TENDERED SUCH SHARES FOR PURPOSES OF THE AMENDED OFFER AND NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO RECEIVE THE INCREASED PRICE OF $28.00 PER SHARE PURSUANT TO THE AMENDED OFFER. TENDERING STOCKHOLDERS MAY CONTINUE TO USE THE ORIGINAL (BLUE) LETTER OF TRANSMITTAL AND THE ORIGINAL (GRAY) NOTICE OF GUARANTEED DELIVERY PREVIOUSLY CIRCULATED WITH THE OFFER TO PURCHASE OR THEY MAY USE THE REVISED (YELLOW) LETTER OF TRANSMITTAL AND THE REVISED (PINK) NOTICE OF GUARANTEED DELIVERY CIRCULATED WITH THIS SUPPLEMENT. ALTHOUGH THE LETTER OF TRANSMITTAL PREVIOUSLY CIRCULATED WITH THE OFFER TO PURCHASE REFERS ONLY TO THE OFFER TO PURCHASE, STOCKHOLDERS USING SUCH DOCUMENT TO TENDER THEIR SHARES WILL NEVERTHELESS BE DEEMED TO BE TENDERING PURSUANT TO THE AMENDED OFFER AND WILL RECEIVE THE INCREASED OFFER PRICE PER SHARE DESCRIBED IN THE SUPPLEMENT IF SHARES ARE ACCEPTED FOR PAYMENT AND PAID FOR BY THE PURCHASER PURSUANT TO THE AMENDED OFFER.

    Stockholders whose certificates for the Shares are not immediately available or who cannot deliver the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the supplement to the Offer to Purchase, the "Supplement") must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    If delivery is by book-entry transfer, (provide the following), check box: / /

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                   PLEASE READ THE INSTRUCTIONS SET FORTH IN
                  THIS REVISED LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Travelocity Holdings Sub Inc., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Sabre Holdings Corporation, a Delaware corporation ("Sabre"), the above-described shares of common stock, par value $.001 per share (the "Shares"), of Travelocity.com Inc., a Delaware corporation ("Travelocity"), at $28.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 5, 2002 (the "Offer to Purchase"), as amended and supplemented by the Supplement thereto, dated
March 18, 2002 (the "Supplement") and in this related revised Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Amended Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign in whole or in part from time to time to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Amended Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Amended Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Amended Offer. Receipt of the Amended Offer is hereby acknowledged.

    Upon the terms and subject to the conditions of the Amended Offer (and if the Amended Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Amended Offer, the undersigned hereby, or upon the order of Purchaser, sells, assigns and transfers to Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after March 18, 2002 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Travelocity, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Amended Offer.

    By executing this revised Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Travelocity's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Amended Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Amended Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Travelocity's stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer, of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that the Shares tendered pursuant to the Amended Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase and the Supplement, may also be withdrawn at any time after Friday, May 3, 2002, subject to the withdrawal rights set forth in Section 4 of the Offer to Purchase.

    The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Amended Offer (and if the Amended Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Amended Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this revised Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase and the Supplement, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of the Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of the Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by Purchaser by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

----------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if the check for the purchase price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or stock certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

/ / Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

________________________________________________________________________________
                                (ACCOUNT NUMBER)
----------------------------------------------

----------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/ or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of the Shares Tendered."

Mail check and/or stock certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

----------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                          [ ________________________ ]
                           (SIGNATURE(S) OF OWNER(S))

Name(s): _______________________________________________________________________

________________________________________________________________________________

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________
                              (SEE INSTRUCTION 5)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Taxpayer Identification or Social Security Number: _____________________________
                                              (SEE SUBSTITUTE FORM W-9)

Dated: ____________________________, 2002

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s): _______________________________________________________

Name(s): _______________________________________________________________________

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Dated: ____________________________, 2002
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE AMENDED OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this revised Letter of Transmittal (a) if this revised Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this revised Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This revised Letter of Transmittal is to be completed by stockholders of Travelocity either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a stockholder to tender Shares validly pursuant to the Amended Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Supplement) and either
(i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in
Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

    Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the original (gray) or revised (pink) Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

    Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market is open for business.

    The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The signatures on this revised Letter of Transmittal cover the Shares tendered hereby.

    THE METHOD OF DELIVERY OF THE SHARES, THIS REVISED LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE STOCKHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this revised Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this revised Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Amended Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this revised Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this revised Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this revised Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this revised Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this revised Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Amended Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this revised Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this revised Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this revised Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

    8. BACKUP WITHHOLDING. Under Federal income tax law, a stockholder whose tendered shares are accepted for payment is required, unless an exemption applies to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Amended Offer. In addition, the stockholder must certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such stockholder is an individual, the taxpayer identification number is his social security number.

    The tendering stockholder should indicate in Part III of the Substitute Form W-9 if the tendering stockholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering stockholder should complete the Certificate of Awaiting Taxpayer Identification Number below. If the stockholder has indicated in Part III that a TIN has been applied for and the Depositary is not provided a TIN within 60 days, the

Depositary will withhold 30% of all cash payments, if any, made thereafter pursuant to the Amended Offer until a TIN is provided to the Depositary.

    If the Depositary is not provided with the correct taxpayer identification number or the certifications described above, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such stockholder with respect to Shares purchased pursuant to the Amended Offer may be subject to backup withholding of 30%.

    Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

    The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

    Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign stockholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that individual's exempt status, in order to avoid backup withholdings. A copy of Form W-8BEN may be obtained from the Depositary. Exempt stockholders, other than foreign individuals should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Supplement, the Offer to Purchase, this revised Letter of Transmittal, the revised Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Amended Offer.

    10. WAIVER OF CONDITIONS. Subject to the Supplement and Offer to Purchase, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Amended Offer, in whole or in part, in the case of any Shares tendered. IN THE SUPPLEMENT AND OFFER TO PURCHASE, SABRE AND PURCHASER RESERVED THE RIGHT TO WAIVE OR REDUCE THE MINIMUM CONDITION AND TO ELECT TO PURCHASE A SMALLER NUMBER OF SHARES, ALTHOUGH, IN NO EVENT WILL THEY PURCHASE SHARES IN THE AMENDED OFFER IF LESS THAN A MAJORITY OF THE OUTSTANDING SHARES, EXCLUDING THE SHARES BENEFICIALLY OWNED BY THEM, ARE VALIDLY TENDERED AND NOT WITHDRAWN.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. THE STOCKHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS REVISED LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

IMPORTANT: TO TENDER SHARES PURSUANT TO THE AMENDED OFFER THIS REVISED LETTER OF TRANSMITTAL OR THE ORIGINAL (BLUE) LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Amended Offer, the stockholder is required to notify the Depositary of such stockholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

----------------------------------------------------------------------------------------------------------------------
                                                    PAYOR'S NAME:
----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          NAME:
                                    ----------------------------------------------------------------------------------

FORM W-9                            ADDRESS:
                                    ---------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY,
INTERNAL REVENUE SERVICE            ----------------------------------------------------------------------------------
                                                                   (NUMBER AND STREET)
                                         ------------------------------------------------------------------------
                                    (CITY)                                (STATE)                                (ZIP
                                                                          CODE)

PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")
----------------------------------------------------------------------------------------------------------------------
                                    PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   Social Security Number(s)
                                    THE RIGHT AND CERTIFY BY SIGNING AND DATING       or
                                    BELOW.                                            Employer Identification
                                                                                      Number(s)

                                                                                      --------------------------------
                                                                                      (If awaiting TIN, write "Applied
                                                                                      For")
                                    ----------------------------------------------------------------------------------
                                    PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and
                                    complete as instructed therein.

                                    CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                    (1)  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

                                    (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                         (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                                    (3)  I am a U.S. person (including a U.S. resident alien).

                                    CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                                    NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE
                                    OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER
                                    BEING NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING, YOU
                                    RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU WERE NO LONGER SUBJECT TO
                                    BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2). (ALSO SEE THE INSTRUCTIONS IN THE
                                    ENCLOSED GUIDELINES.)

                                    ----------------------------------------------------------------------------------

                                    PART III --

                                    Awaiting TIN / /

                                    (Complete "Certificate of Awaiting Taxpayer Identification Number" below)
----------------------------------------------------------------------------------------------------------------------

                                    SIGNATURE:                                          Date: ------------------
                                    ------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
NOTE:                               FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP
                                    WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED
                                    GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                    FORM W-9 FOR ADDITIONAL DETAILS.
-----------------------------------------------------------------------------------------------------------------
                                    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                                    PART III OF THE SUBSTITUTE W-9 FORM AND ARE AWAITING YOUR TIN.
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature: ______________________________________  Date: ___________________
--------------------------------------------------------------------------------

    Questions and requests for assistance may be directed to the Information Agent and requests for additional copies of the Supplement, the Offer to Purchase, this revised Letter of Transmittal, the revised Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Amended Offer.

                THE INFORMATION AGENT FOR THE AMENDED OFFER IS:

                             D.F. KING & CO., INC.
                          77 WATER STREET, 20TH FLOOR
                               NEW YORK, NY 10005
                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 269-5550
                           ALL OTHERS CALL TOLL-FREE:
                                 (888) 414-5566